                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

                                   Form 8-K/A

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 January 1, 2002
                          ----------------------------

                                 Date of Report
                        (Date of earliest event reported)



                               IMMUNEX CORPORATION
       ------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Washington                 0-12406                   51-0346580
 ----------------------------  ---------------------  -------------------------
 (State or Other Jurisdiction  (Commission File No.)         (IRS Employer
      of Incorporation)                                   Identification No.)


                 51 University Street, Seattle, Washington 98101
       ------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


                                 (206) 587-0430
       ------------------------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 2. Acquisition or Disposition of Assets

     This Amendment No.1 to the Current Report on Form 8-K filed by Immunex on January 18, 2002 relates to the purchase by Immunex from AHP Subsidiary Holding Corporation, or Holdings, of all of the outstanding shares of Greenwich Holdings Inc., or Greenwich, an indirect wholly owned subsidiary of American Home Products Corporation, or AHP. Immunex purchased the outstanding shares of Greenwich pursuant to a Purchase Agreement, dated November 6, 2001, among Immunex, AHP, and Holdings, further described in, and filed as an exhibit to, the Current Report on Form 8-K filed by Immunex on November 13, 2001. On December 21, 2001 Immunex, AHP and Holdings entered into Amendment No. 1 to Purchase Agreement that is further described in, and filed as an exhibit to, the Current Report on Form 8-K filed by Immunex on January 18, 2002. The purpose of this amendment is to provide the unaudited pro forma financial information required by Item 7(b) of Form 8-K, which financial information was excluded from the original filing in reliance upon Item 7(b)(2) of Form 8-K.

     For a copy of the Purchase Agreement, Amendment No. 1 to Purchase Agreement and additional information regarding the acquisition of Greenwich, please refer to the initial filing of this Current Report on 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired

     Not applicable.

(b)  Pro Forma Financial Information

     Unaudited Pro Forma Condensed Combining Financial Statements.

     Notes to Unaudited Pro Forma Condensed Combining Financial Statements.


                                       2

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     (b)  Unaudited Pro Forma Financial Information.

                     UNAUDITED PRO FORMA CONDENSED COMBINING
                              FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combining balance sheet as of December 31, 2001 has been prepared to illustrate the effect of the acquisition of Greenwich's net assets as though the acquisition had occurred on December 31, 2001. The pro forma information is based on the historical consolidated financial statements of Immunex and the historical financial statements of Greenwich, giving effect to the acquisition under the historical cost method of accounting and the assumptions, estimates and adjustments described in the notes to the unaudited pro forma condensed combining financial statements. You should read these unaudited pro forma condensed combining financial statements and accompanying notes in conjunction with the historical consolidated financial statements of Immunex and the related notes and other financial information pertaining to Immunex, including the information set forth under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Immunex annual report on Form 10-K for the year ended December 31, 2001. The assumptions, estimates and adjustments have been made solely for the purpose of developing such pro forma information.

     During the year ended December 31, 2001, Greenwich's primary operating activity consisted of the retrofitting of a commercial biopharmaceutical manufacturing facility. All costs incurred during 2001 by Greenwich were recorded as construction in progress, raw materials inventory, or other assets. For the purposes of presenting the pro forma condensed combining statement of income, we assumed that if Immunex and Greenwich had been combined as of January 1, 2001, the costs of the acquisition and the costs of retrofitting the facility would have been financed through the issuance of debt. The issuance of debt would have resulted in interest expense, which would have been capitalized as construction in progress. Further, there was no depreciation or other commercial activity that would have generated revenues or expenses. Accordingly, the historical Immunex statement of income for the year ended December 31, 2001 also reflects the pro forma condensed combining statement of income.

     All financial data used to develop the Immunex and Greenwich unaudited pro forma condensed combining balance sheet is unaudited. However, in the opinion of our management and Greenwich management, the unaudited pro forma condensed combining balance sheet reflects all adjustments necessary for a fair presentation.

     The unaudited pro forma condensed combining financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position that would have been reported had the acquisition of Greenwich's net assets occurred on the date indicated, nor do they represent a forecast of the consolidated financial position at any future date or for any future period.


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       Pro Forma Condensed Combining Balance Sheet as of December 31, 2001
                                 (In thousands)
                                   (Unaudited)

                                                                                        Pro Forma            Pro Forma
                                                        Immunex         Greenwich      Adjustments            Combined
                                                        -------         ---------      -----------            --------
Assets

Current assets:
    Cash and cash equivalents                         $  198,777                  2       $       -           $  198,779
    Short-term investments                               659,037                  -         192,778 (1)          851,815
    Accounts receivable - trade, net                      85,005                  -               -               85,005
    Accounts receivable - AHP                             11,462                  -               -               11,462
    Other receivables                                     25,382                  -               -               25,382
    Inventories                                           34,440             21,534               -               55,974
    Prepaid expenses and other current assets             23,118                849               -               23,967
                                                    ------------      -------------   -------------        -------------
        Total current assets                           1,037,221             22,385         192,778            1,252,384

Property, plant and equipment, net                       200,429            487,570           4,286 (2)          692,285

Restricted cash and investments                          765,000                  -               -              765,000
Deposit to AHP on Rhode Island facility                  192,778                  -        (192,778)(3)                -
Property held for future development                      45,565                  -               -               45,565
Investments                                               31,950                  -               -               31,950
Intangible product rights and other, net                  22,365                  -               -               22,365
                                                    ------------      -------------   -------------        -------------
        Total assets                                  $2,295,308           $509,955       $   4,286           $2,809,549
                                                    ============      =============   =============        =============
Liabilities and Shareholders' Equity

Current liabilities:
    Accounts payable                                  $  106,967           $ 14,142       $       -           $  121,109
    Accounts payable - AHP                                84,345                  -               -               84,345
    Accrued compensation and related items                31,778                297               -               32,075
    Current portion of long-term obligations                  31                  -               -                   31
    Other current liabilities                              7,743                  -               -                7,743
                                                    ------------      -------------   -------------        -------------
        Total current liabilities                        230,864             14,439               -              245,303

Long-term obligations                                        764                  -         499,802 (1)          500,566

Shareholders' equity:
    Common stock and additional paid-in capital        2,153,184            495,516        (495,516)(4)        2,153,184
    Accumulated other comprehensive income                25,372                  -               -               25,372
    Accumulated deficit                                 (114,876)                 -               -             (114,876)
                                                    ------------      -------------   -------------        -------------
        Total shareholders' equity                     2,063,680            495,516        (495,516)           2,063,680
                                                    ------------      -------------   -------------        -------------
        Total liabilities and shareholders' equity    $2,295,308           $509,955       $   4,286           $2,809,549
                                                    ============      =============   =============        =============


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                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINING FINANCIAL STATEMENTS

Note 1 - Basis of Presentation

Since 2000, we have been collaborating with AHP on the construction of a commercial biopharmaceutical manufacturing facility in West Greenwich, Rhode Island that is owned by Greenwich. Greenwich was formerly a wholly-owned subsidiary of AHP. In November 2001, we entered into an agreement with AHP and Holdings to acquire all of the outstanding shares of Greenwich on January 1, 2002. As part of the agreement, we made a $192.8 million deposit toward the purchase price in the fourth quarter of 2001. We made an additional payment totaling $279.9 million following the closing of the purchase on January 1, 2002. On February 28, 2002 we made a payment totaling $27.1 million for final costs incurred by AHP in December 2001. The purchase of the Rhode Island manufacturing facility was funded from our existing cash and investments. For purposes of the presentation of the pro forma condensed combining financial statements we have assumed that the purchase was funded through the issuance of long-term debt.

Note 2 - Pro Forma Adjustments
Pro Forma Condensed Combining Balance Sheet

1) To reflect assumed borrowings to finance the costs of the Greenwich manufacturing facility and related assets.
2) To record payments made directly to AHP for costs incurred by AHP and not previously charged to Greenwich.
3) To apply the deposit to AHP on the Greenwich manufacturing facility to Property, plant and equipment, net.
4)   To eliminate historical shareholders' equity accounts of Greenwich.


                                       5

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     (c)  Exhibits


Exhibit
Number  Description
-----   -----------

10.1    Purchase Agreement, dated November 6, 2001, by and among American    (A)
        Home Products Corporation, AHP Subsidiary Holding Corporation and Immunex Corporation.

10.2    Amendment No. 1 to Purchase Agreement, dated December 21, 2001, by   (B)
        and among American Home Products Corporation, AHP Subsidiary Holding Corporation and Immunex Corporation.

99.1    Immunex press release dated November 7, 2001.                        (A)


(A) Incorporated by reference to the Current Report on Form 8-K filed by Immunex on November 13, 2001.

(B) Incorporated by reference to the Current Report on Form 8-K filed by Immunex on January 18, 2002.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IMMUNEX CORPORATION

Dated: March 8, 2002                        By:  /s/ Barry G. Pea
                                               ---------------------------------
                                               Name: Barry G. Pea
                                               Executive Vice President, General
                                               Counsel and Secretary


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Exhibits

Exhibit
Number  Description
-----   -----------

10.1    Purchase Agreement, dated November 6, 2001, by and among American    (A)
        Home Products Corporation, AHP Subsidiary Holding Corporation and Immunex Corporation.

10.2    Amendment No. 1 to Purchase Agreement, dated December 21, 2001, by   (B)
        and among American Home Products Corporation, AHP Subsidiary Holding Corporation and Immunex Corporation.

99.1    Immunex press release dated November 7, 2001.                        (A)



(A) Incorporated by reference the Current Report on Form 8-K filed by Immunex on November 13, 2001.

(B) Incorporated by reference to the Current Report on Form 8-K filed by Immunex on January 18, 2002.

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